Exhibit 99.1

‘GMXR’

GMX RESOURCES INC.

www.gmxresources.com

The date of these presentation materials is April 5, 2005

GMX RESOURCES INC. ‘GMXR’ NASDAQ National Market System

Ind. E & P Co. North Carthage Field, East Texas, Panola & Harrison County; Core Area 97%; 21,000 gross/ 12,000 net acres

Common Stock Outstanding – 8,201,587 shares

Management maintains 32% equity stake

CFO – Ken Kenworthy, Sr.

CEO – Ken Kenworthy, Jr.

52-week price range - $5.20 – $13.29

2005 Average Daily 109,000

Market Data as of 4/5/2005. Acreage data as of 12/1/04, numbers are rounded

GMXR Timeline

$MM

Contracted 2 Nabors Rigs

2 yrs. @ $14,000/d

Filed Fed. Court against Nabors They Counter Sued @ $10MM

North Carthage JV PVA Cotton Valley Sands

Market Capitalization

*1998 – Feb. 01 est. based on $1.00 per MCFE in Proved Reserves

Kenworthy’s Start GMX

Purchase

5 BCFE Assets

Travis Peak JV

Secondary

@ $5.50

IPO @ $5

Won Fed. Court Case

Nabors Filed Appeal

Appeal Dropped

Drilled 21CVS Wells

Drilled 3 TP Wells Drilled 10CVS Well Drilled 21CVS Welles 1997 1998* 1999 Dec 00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

*1998 – Feb. 01 est. based on $1.00 per MCFE in Proved Reserves

$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

Selected Financial Data

($ in thousands) Dec. 31, 2004 Dec. 31, 2003 Dec. 31, 2002

Cash and Cash Equivalents $862 $637 $544

Oil & Natural Gas Properties $35,956 $27,660 $29,359

Total Assets $40,991 $31,501 $33,319

Long-Term Debt $3,762 $6,690 $8,100

Shareholders Equity $32,407 $22,619 $21,607

Debt to Equity 12% 30% 38%

April 1, 2005 GMX has $3.6 mm outstanding on est. $13 mm line of credit

Investment Considerations

100 % Development Success

Significant Acceleration of Drilling Activity in 2005

200% More Net Wells in 2005

Excellent F & D Cost Peer Comparison

Substantial Multi-Year Drilling Inventory

Low Risk Drilling Opportunity

High Growth Potential Through Drill Bit

Summary Operating Data

Additional ‘GMXR’ Quarterly Net Production MCFE

500,000 450,000 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0

1Q04 1Q05* 2Q04 2Q05* 3Q04 4Q04

* Company estimates

2005 Goals

Increase Natural Gas Production, Core Area E. TX

1Q04 2,355 mcfepd; 1Q05 4,400 mcfepd* 87% Increase

1Q04 1,822 mcfpd; 1Q05 3,800 mcfpd* 109% Increase

Grow Reserves on a cost effective basis

Maintain low F&D cost of $1.00 - $1.50

Build Shareholder Value

Growth 67% 2005 **

Growth 74% 2004 **

Growth 109% 2003 **

* Estimated as of April 4, 2005. ** Stock price increases.

Recent Developments

Agreement with PVOG to Add & Share 2nd Drilling Rig

GMXR Contracted for Phase III Drilling Rig

North Carthage Activity

Actual 2004 CVS Development Wells 15 Gross / 4 Net

Project 2005 CVS Development Wells 23 Gross / 11.6 Net

Significant Prospect Inventory

67 Gross / 39 Net CVS PUDS* 12/31/04

113 Gross / 75 Net CVS Probable Locations** 12/31/04

* Proved Reserves Sproule & Assoc. ** Internal Company projections 80-160 acre spacing. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/04.

N. Carthage Field 2005 Plan

New Drilling Yr. End Prod. Wells CAPEX

2004 activity 17 CVS / 4.6 Net 1 66 gross/ 44.3 Net $8,600,000

2005 plan * 23 CVS/ 11.6 Net 89 gross/ 55.9 Net $23,000,000

2005 accelerated ** 30 CVS/ 17.3 Net 96 gross/ 61.6 Net $35,000,000

2005 Cash Flow and Bank Borrowing Capacity Should Fund Plan

1 3 wells/.9 Net not completed in 2004. *Assumes 14 PVOG 30% WI wells plus 2 PVOG 20% WI wells plus 7 GMX 100% WI wells. ** Requires outside source of financing and 3 rigs. Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K for the year ended 12/31/04.

Full Asset Value Strategy

‘GMXR’ Net Asset Value Play

Capitalize Development Program

Access Drilling & Completion Services

Harvest Undeveloped Reserves & Convert to Developed Reserves

64 BCFE Proved 2004 *

85 BCFE Probable 80-160 ACRES UNRISKED**

143 BCFE Possible 40 ACRES UNRISKED **

*** HSC e Proved 2005 75 - 85 BCFE

*** HSC e Proved 2006 94 - 108 BCFE

* 12/31/04 Sproule & Assoc.

** 12/31/04e Company internal projections. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/04.

*** Hibernia Southcoast Capital March 16, 2005 Analyst Forecast

GMXR

Cotton Valley Producers, Operators & GMX AMI's



Woodlawn
135 BCFE
FEET
Gladewater / Glenwood /
White Oak/ Willow Springs
663 BCFE
Phase I
Waskom
270 BCFE
Phase III
Blocker / Tatum
310 BCFE
Phase II
Bethany /
Elysian
403 BCFE
Oak Hill
1,384 BCFE
Carthage / Beckville / Briggs
3,442 BCFE

CV Well CV Depths 8,500' – 12,000' | PUD | Probable

BP America / Amoco	Anadarko	Southwestern Energy	Exxon-Mobil
Chevron / Texaco	Apache	Wagner &Brown / ONEOK	Vintage
Devon / Pennzoil	Comstock	Texaco / Chevron	Samson
El Paso / Sonat	EOG	Ocean / Devon	XTO

Production data from IHS Dwights. Map omits all wells < 8100'.

11

Travis Peak / Pettit Production & GMX AMI’s

Phase I

Phase II

Phase III

TP/ Pettit Well Depths 6,000’ – 8,300’

Undeveloped Lease Hold

Map omits all wells > 8,300’.

GMX / PVOG Joint Venture 2004 Activity / 2005 Plans & 2005 Accelerated

Phase I – GMXR 30% WI

17 CVS/14-16 CVS

7,816 gross /2,173 GMXR Net Acres

178 gross / 53 GMXR net potential wells

Phase III – GMXR 100% WI

0 CVS/7-12 CVS

7,022 gross / 6,491 GMXR Net Acres

166 gross / 166 GMXR net potential wells

Phase II – GMXR 50% WI

0 CVS/2 CVS

GMX 20% CWI 1st 2 CVS

6,290 gross / 3,015 GMXR Net Acres

157 gross / 78 GMXR net potential wells

CVS wells only. Wells < 8100’ omitted

Schedule dependant upon rig availability, CAPEX > 23 mm will require outside sources of financing, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report form 10-K for year ended 12/31/04.

ISO CUM-EUR Map

Cotton Valley Cumulative Production and EUR*

* Estimated Ultimate Recovery by Benton Engineering, November 2004. Map omits all wells < 8100’.

1,500,000

1,250,000

1,000,000

750,000

500,000

250,000

MCFE

Phase I GMXR Interest 30%

Cotton Valley Sand

2004 activity / 2005 plan & acceleration

17g- 5n / 14**-16g - 4-5n

12/31/04*

PUDs 31gross/ 9 net

Prob 25gross/ 8 net

7,816 gross / 2,173 net acres

CVS Producer

PUD

Probable

Gas Unit

Undeveloped Lease Hold

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’. ** 13 gross wells assume only one rig active for entire year. If second rig is deployed, more wells can be drilled.

Phase II GMXR Interest 50%

Cotton Valley Sand

2004 activity / 2005 plan & acceleration

0 / 2+ g - .4 Net

12/31/04*

PUDs 12 gross / 6 net

Prob 41 gross /20 net

6,290 gross / 3,015 net acres

CVS Producer

PUD

Probable

Gas Unit

Undeveloped Lease Hold

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’.

Phase III GMXR Interest 100%

Cotton Valley Sand

2004 activity / 2005 plan & acceleration

0 CVS / 7-12 gross & net CVS Wells

12/31/04*

PUDs 24 gross /24 net

Prob 47 gross / 47 net

7,022 gross / 6,491 net acres

2005 Drilling Sites

Undeveloped Lease Hold

CVS Producer

PUD

Probable

Gas Unit

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’. CAPEX > 20 mm could require outside financing sources. A second rig will allow for some drilling and a third rig will add more.

Cotton Valley Sand Economics

100% Success Rate

1.15 Net BCFE * Avg. IP 2,043 mcfpd

$1.6MM Completed Well Costs

Spud to Sales 48 days avg. 1Q05

Drilling to 10,000’ in 14-18 Days

Life per well: 15 -50 years – 33 years @ $6.00 gas

All data as of 3/31/05, commodity prices & drilling costs dependant, see ‘Risk Factors’ in annual report on form 10-K 12/31/04.

* Company internal projections. Sproule est. 1 BCFE gross

Significant Prospect Inventory

25 gross - 12 Net Travis Peak/Pettit* PUDs

67 gross - 39 Net CVS** PUDs (80-160 Acre Density)

113 gross - 74 Net CVS** Probables (80-160 Acre Density)

205 gross - 125 Net Total Prospects (80-160 Acre Density)

296 gross - 172 Net CVS** Possible (40 Acre Density)

501 gross - 297 Net Total Prospects (40 Acre Density)

Prospects, Poss. & Prob. Company est. as of March 31, 2005; PUD values Sproule & Assoc. 12/31/04. * Depth < 7,000’ **8,500-10,000’ depth. Assumes Company participates in all wells at maximum percentage available. 40 acre well count excludes 80 acre and 160 acre well count.

“We estimate that GMXR creates $1.54 in value for every $1 spent with the drill bit, ranking the company fourth of the 23 companies in our universe in terms of value creation.

The top value creators tend to be the top stock performers over time.”

David M. Heikkinen

Energy Exploration and Production Analyst

HIBERNIA SOUTHCOAST CAPITAL

December 21, 2004

Emphasis added by Company

YTD GMXR vs. HSC Top Performers YTD Price History - GMX Resources Inc. (1/3/2005 - 4/4/2005)

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% -10% 500K 400K 300K 200K 00K 0K

Legend GMXR UPL XTO KCS SWN 1/3/2005 2/1/2005 3/1/2005 4/4/2005

UPL Ultra Petroleum Corp. KCS KCS Energy, Inc.

XTO XTO Energy Inc. SWN Southwestern Energy Company

*MSN Money as of 4/5/05

YTD GMXR vs. HSC Top Performers YTD Price History - GMX ResourcesInc. (1/3/2005 - 4/5/2005 )

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% -10% 500K 400K 300K 200K 00K 0K

Legend GMXR SWN KWK RRC EPL DNR EPEX 1/3/2005 2/1/2005 3/1/2005 4/5/2005

SWN Southwestern Energy EPL Energy PaRtners Ltd.

KWK Quicksilver Resources DNR Denbury Resources

RRC Range Resources EPEX Edge Petroleum

Analysts say small-cap E & P stocks still make good investment sense, despite market gains.

*MSN Money as of 4/5/05

GMXR Valuation Comparisons to Peer Group *

Enterprise Value / 2004 Proved Reserves $MCFE

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00

CRZO EPEX BEXP KCS PLLL HAWK GMXR MSSN CPE

Carrizo Edge Brigham KCS Energy Parallel Petroleum Petrohawk Mission Resources Callon

* E & P Under $.5 B Enterprise Value. MSN Money March 31, 2005.

GMXR

GMX RESOURCES INC. 'GMXR'

Recent Price:	$11.75	**Proved Reserves 12/31/04:****	**64.3 BCFE**
52-Week Price Range:	$5.20 - $13.29	Proved Developed Producing:	14.7 BCFE
Market Capitalization:	$96,000,000	Proved Developed Non-Producing:	7.8 BCFE
Shares Outstanding:	8,200,000	Proved Undeveloped:	41.8 BCFE
Average Daily Volume 2005	109,000	Natural Gas Production:	88%
Management Ownership:	32%	2004 CAPEX:	$8.6 Million
L-T Debt / Total Capitalization:*	21%	e 2005 CAPEX:	$23 Million
Working Capital: *	$10,000,000	LOE & Tax/mcfe:* $1.15	F&D Cost/mcf:* $1.33

Name / Position	Age	'GMXR'	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	48	11.1%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	69	11.5%	Co-Founder, former CFO CMI / TEREX NYSE. 24 years E & P
Keith Leffel *VP Endeavor Pipeline*	55	options	Formerly Independent, Delhi Pipeline. 31 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	48	options	GMX Mar. 2003, Focus energy, Independent 26 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	43	options	24 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	55	options	Management, Hadson, Sante Fe Minerals & Andover. 31 yrs. management E & P.

*4th Quarter 2004. e 2005 CAPEX dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See 'Risk Factors' in annual report on form 10-K for the year ended 12/31/04. Ken Kenworthy, Jr. and wife own 20% of common stock when combined. ** Proved Reserves Sproule & Assoc.

24

Glossary of Terms

bbl barrel of oil MCFe One thousand cubic feet of gas equivalent

BCFE Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent) MMCF One million cubic feet of gas

CAPEX Capital Expenditures MMCFe One million cubic feet of gas equivalent

CCV Completed Cotton Valley mmcfg Million cubic feet gas

CJV Carthage Joint Venture mmcfgpd Million cubic feet gas per day

CVS Cotton Valley Sand Well PE Petroleum Engineer

CWI Carried Working Interest PIPE Private Investment Public Equity

E & P Exploration and Production Poss Possible Undeveloped Wells

Estimated Future Net Revenues Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization. Present Value When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using an annual discount rate of 10%.

F & D Finding and Development Prob Probable Undeveloped Wells

JV Joint Venture PUD Proved Undeveloped Wells

MBbls One thousand barrels of oil PVA Penn Virginia Corporation

MCF One thousand cubic feet of gas PVOG Penn Virginia Oil and Gas

Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/04 and subsequent filings with the Securities and Exchange Commission.

Drilling Schedule Statement

The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

Research Reports

Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.